UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

Berkshire Grey, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39768	85-2994421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 South Road
Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 848-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BGRY	The NASDAQ Stock Market LLC
Redeemable Warrants	BGRYW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Berkshire Grey, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format on June 21, 2022 at 10:00 a.m., Eastern Time. As of April 25, 2022, the record date for the Annual Meeting, there were 232,717,761 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 208,957,570, representing 89.79% of the total number of shares outstanding as of the record date, thus establishing a quorum for the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect Fiona P. Dias and Serena Wolf as Class I directors on the Company’s Board of Directors (the “Board”), each for a three-year term and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal, and (ii) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

At the Annual Meeting, the Company’s stockholders elected each of Fiona P. Dias and Serena Wolfe to the Board as Class I directors and ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results from the Annual Meeting were as follows:

Proposal 1 – Election of Directors

CLASS I DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Fiona P. Dias	196,613,106	199,160	12,145,304
Serena Wolfe	196,619,433	192,833	12,145,304

Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
208,739,625	51,981	165,964

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Berkshire Grey, Inc.

Date:	June 23, 2022	By:	/s/ Mark Fidler
Mark Fidler Chief Financial Officer